UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Canandaigua National Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CANANDAIGUA NATIONAL CORPORATION
72 South Main Street
Canandaigua, NY 14424

February 22, 2005

Dear Shareholder,

     You are cordially invited to attend the 2005 annual meeting of shareholders of Canandaigua National Corporation. Our annual meeting will be held in the Board Room on the second floor of the Main Office at 72 South Main Street, Canandaigua, NY, on Wednesday, March 9, 2005, at 1:00 p.m.

Shareholders will be asked to elect four Class 2 Directors for terms of three years. Information about the nominees for director can be found in the attached proxy statement.

Whether or not you presently plan to attend the meeting, please indicate your vote by using the enclosed proxy card. You may withdraw your proxy if you attend the meeting and wish to vote in person.

I urge you to vote for the election of all four nominees.

/s/ George W. Hamlin, IV
George W. Hamlin, IV
President and CEO

CANANDAIGUA NATIONAL CORPORATION
72 South Main Street
Canandaigua, NY 14424

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	1:00 p.m., Eastern Standard Time, on Wednesday, March 9, 2005

PLACE	The Canandaigua National Bank and Trust Company
72 South Main Street
Board Room - Second Floor
Canandaigua, NY 14424

ITEMS OF BUSINESS	(1) To elect four Class 2 Directors for a term of three (3) years and until their successors have been elected and qualified.

(2) To transact such other business as may properly come before the meeting and any adjournments thereof.

RECORD DATE	Holders of the Common Stock of record at 5:00 p.m., on January 12, 2005, are entitled to vote at the meeting.

VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by proxy by using the following method: Mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope furnished for that purpose. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the Annual Meeting of Shareholders. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on any matter brought before the meeting.

February 22, 2005

/s/ Robert G. Sheridan
Robert G. Sheridan
Secretary

CANANDAIGUA NATIONAL CORPORATION
72 South Main Street
Canandaigua, NY 14424

     This Proxy Statement is being mailed to holders of common stock in connection with solicitation of proxies by the Board of Directors of Canandaigua National Corporation ("the Corporation") for use at the Annual Meeting of Shareholders to be held Wednesday, March 9, 2005, at 1:00 p.m., at the offices of the Corporation, 72 South Main Street, Canandaigua, NY 14424 and any adjournment thereof. Each proxy that is properly executed and returned will be voted at the meeting and, if a choice is specified therein, will be voted in accordance with the specification made. If no choice is specified, it will be voted in favor of the proposals set forth in the notice enclosed herewith. Any proxy may be revoked by the person giving it at any time prior to its exercise, by submitting a proxy with a later date or voting in person at the meeting.

     Only shareholders of record as of the close of business on January 12, 2005, are entitled to notice of, and to vote at, the Annual Meeting. On that date, there were outstanding and entitled to vote 481,181 shares of common stock. Each share of common stock is entitled to one vote. A quorum will consist of the holders of not less than a majority of the shares entitled to vote, present either in person or by proxy.

     If your shares are registered in your name on the Corporation's stock records, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to vote your shares in person or by proxy at the annual meeting. The Corporation has sent its proxy materials directly to you, including a proxy card for you to use. If you hold shares of common stock through an account with a broker, bank, or other nominee rather than directly in your own name, then your broker, bank, or other nominee is considered the stockholder of record, and you are considered the beneficial owner of these shares. The Corporation has supplied copies of its proxy materials for its 2005 annual meeting to the broker, bank, or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank, or other nominee on how to vote your shares at the annual meeting. The broker, bank, or other nominee that is the stockholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose.

     The holders of a majority in interest of all common stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the meeting in order to constitute a quorum for transaction of business. Directors are elected by a plurality of the votes cast by shareholders entitled to vote in the election. Proxies indicating abstentions and broker non-votes are counted as present for quorum purposes but are not counted for or against the election of directors.

     This Proxy Statement and the accompanying proxy are being mailed by first-class mail on February 22, 2005. All expenses incurred in connection with the solicitation of proxies will be borne by the Corporation.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table Ssets forth below, as of January 12, 2005, is the name and address of each person who owns of record or who is known by the Board of Directors to be the beneficial owner ("beneficial ownership" as used in this Proxy Statement is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of more than 5% of the Corporation's outstanding common stock, the number of shares beneficially owned, and the percentage of the Corporation's outstanding common stock so owned. and the percentage of class of the Corporation's common stock beneficially owned by all Directors and Executive Officers of the Corporation as a group:

George W. Hamlin, IV, Director,	28,068	5.83%
President and Chief Executive Officer
47 Gibson Street, Canandaigua, NY

     As of January 12, 2005, the Trust Department of The Canandaigua National Bank and Trust Company ("the Bank") held in various fiduciary capacities 155,431 shares or 32.30%, of the outstanding shares. The Trust Department of the Bank has the power to vote 37,737 shares, or 7.843%, of the outstanding shares. These shares are not included within the total set forth above or within the table that follows.

1.

The following table sets forth as of January 12, 2005, the amount and percentage of the common stock of the Corporation beneficially owned by each Director and each executive officer.

Name and Address	Shares of Common Stock Owned[1]	Options Exercisable	Total	Total Percent of Class
Patricia A. Boland, Director Canandaigua, NY	150	0	150	0.03%
James S. Fralick, Director Canandaigua, NY	300	0	300	0.06%
Daniel P. Fuller, Director Canandaigua, NY	565	0	565	0.12%
Frank H. Hamlin, III, Director Canandaigua, NY	612	0	612	0.13%
George W. Hamlin, IV, Director, President and Chief Executive Officer Canandaigua, NY	19,237	8,831	28,068	5.83%
Stephen D. Hamlin, Director Canandaigua, NY	6,209	0	6,209	1.29%
Richard P. Miller, Jr., Director Oneonta, NY	30	0	30	0.01%
Thomas S. Richards, Director Rochester, NY	100	0	100	0.02%
Robert G. Sheridan, Director and Secretary Canandaigua, NY	1,262	4,261	5,523	1.15%
Caroline C. Shipley, Director Canandaigua, NY	543	0	543	0.11%
Sue S. Stewart, Director Victor, NY	60	0	60	0.01%
Alan J. Stone, Director Honeoye, NY	12,579	0	12,579	2.61%
Gregory S. MacKay, Treasurer Canandaigua, NY	388	3,093	3,481	0.72%
Joseph L. Dugan,[2] Senior Vice President Victor, NY	150	0	150	0.03%
Richard H. Hawks, Jr.,[2] Senior Vice President Naples, NY	2,364	1,863	4,227	0.88%
James C. Minges,[2] Senior Vice President Canandaigua, NY	1,079	3,655	4,734	0.98%
All Directors and executive officers as a group (16 individuals)	45,628	21,703	67,331	13.99%

1 Includes shares held directly, as well as shares held jointly with family members, and shares held in retirement accounts, in a fiduciary capacity, by certain of the individual's families, or held by trusts of which the individual is a trustee or substantial beneficiary, with respect to which shares the individual may be deemed to have sole or shared voting or investment powers, and shares which may be acquired under option agreements as defined in Rule 13d-3.

2Officer of subsidiary, The Canandaigua National Bank and Trust Company, only.

2.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

The family relationships between the above-named Directors are as follows: Frank H. Hamlin, III is the son of George Hamlin. Stephen Hamlin is the first cousin of George Hamlin.

     Directors and executive officers of Canandaigua National Corporation and their associates are, as they have been in the past, customers of, and have had financial transactions with, The Canandaigua National Bank and Trust Company, and additional transactions may be expected to occur in the future between such persons and the bank or other subsidiaries of the Corporation. Any loans from The Canandaigua National Bank and Trust Company to such persons and their associates outstanding at any time since the beginning of 2004 were made in the ordinary course of business of the bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than normal risk of collectibility or present other unfavorable features.

SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act, Canandaigua National Corporation's directors and officers are required to report their ownership of the Common Stock and options and any changes in that ownership to the Securities and Exchange Commission. Based solely on a review of copies of such reports of ownership furnished to the Corporation, or written representations that no forms were necessary, Canandaigua National Corporation believes that these filing requirements were satisfied by its Directors and Officers except for the following reports: Stephen D. Hamlin was late in filing two reports for 2004. The initial statements of ownership on Form 3 for Thomas S. Richards and Frank H. Hamlin, III were filed late due to the inability of the Corporation to obtain required filing codes from the SEC despite its repeated efforts to do so.

ITEM 1

ELECTION OF DIRECTORS

     The number of Directors to be elected at the 2005 Annual Meeting is four. Directors are elected by a plurality of votes cast, assuming the existence of a quorum at the meeting. If elected, Class 2 Directors will hold office for three years and until their successors are elected and qualified. Management has nominated as Directors, and recommends the election of the four persons listed below as Class 2 Directors. Nominee Stephen D. Hamlin is a member of the present Board and was first elected by the Shareholders of the Corporation at the Annual Meeting held in 1984. Nominee James S. Fralick is a member of the present Board and was first elected by the Shareholders of the Corporation at the Annual Meeting held in 1998. Nominee Daniel P. Fuller is a member of the present Board and was first elected by the Shareholders of the Corporation at the Annual Meeting held in 1996. Nominee Thomas S. Richards is a member of the present Board and was first elected by the Board in 2004. Each nominee has consented to be named in this Proxy Statement and to serve if elected. If at the time of the Annual Meeting any of them becomes unavailable for election, the proxies may exercise discretionary authority to vote for substitutes proposed by the Board of Directors. Management has no reason to believe that any substitute nominees will be required.

The Board of Directors recommends a vote FOR the election of all four nominees.

3.

INFORMATION ON DIRECTORS AND NOMINEES

Incumbent Class 2 Directors - Term Expiring 2005

		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation for Past Five Years

Stephen D. Hamlin	68	1984	1973	Retired cultural leader; Chief Executive Officer, Sonnenberg Gardens, February 1996-2000

James S. Fralick	62	1998	1998	Adjunct Professor, Economics, Syracuse University 1998 - 2003; Retired Executive Director, Morgan Stanley & Co.1983 - 1997; Chairman of the Board, Canandaigua National Corporation 2004 - present

Daniel P. Fuller	54	1996	1996	President and General Manager, Bristol Mountain Ski Resort December 1984 -- present

Thomas S. Richards	61	2004	2004

Chairman of Greater Rochester Enterprise
Chairman, President and Chief Executive Officer, RGS Energy Group, Inc., and Rochester Gas and Electric Corporation 1998 - 2002
Trustee, University of Rochester
Trustee, Rochester Institute of Technology

Class 1 Directors - Term Expiring 2006

		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation for Past Five Years

Caroline C. Shipley	65	1984	1984

Retired;
Treasurer, First Congregational Church;
Treasurer, Ontario Children's Home;
Member Board of Education Canandaigua City School District since 1979;

Governor's Commission on Education Reform 2003 - 2004

George W. Hamlin, IV	63	1984	1979

President, CEO, CRA and Trust Officer, The Canandaigua National Bank and Trust Company 1979 - present;
Director of the Federal Reserve Bank of New York 1997 - 2002;
Chair, Thompson Health System;
Chair, Eastman School of Music;
Director, U of R Medical Center;
Director, Center for Governmental Research;
Chair, Investment Committee - Monroe Fund

Sue S. Stewart	62	2000	2000	Vice President and General Counsel, University of Rochester 2003 - present. Partner, Nixon, Peabody, LLP 1978 - 2001 Managing Partner Rochester Office 1998 - 2000

Frank H. Hamlin, III	31	2004	2004	Attorney, June 2002 - present Partner, Jones, Parks & Hamlin 2001-2002 Legal Aide, Office of New York State Attorney General 1999 - 2000 Member, Ontario County Bar Association 2001 - present

4.

Class 3 Directors - Term Expiring 2007

		Year First Elected or
		Appointed to:
Name	Age	Corporation	Bank	Principal Occupation for Past Five Years

Robert G. Sheridan	56	1984	1992	Senior Vice President and Cashier, The Canandaigua National Bank and Trust Company 1989 - present; President, CNB Mortgage Company 2002 - present

Patricia A. Boland	69	1986	1986	Retired Educator; Retired Mayor, City of Canandaigua

Alan J. Stone	64	1986	1986

Director, Stone Construction Equipment, Inc. 1968 - present;
Managing Member, Stone Family Properties 1986 - present;
Managing Member, City Mini Storage 1999 - present;
Chairman of the Board, Canandaigua National Corporation 1994 - 2004
CEO, Stone Construction Equipment, Inc. until 1986.

Richard P. Miller, Jr.	61	1998	1998

President, Hartwick College 2003 - present;
Vice Chancellor & Chief Operating Officer, State University of New York 2000 - 2003;
Senior Vice President & Chief Operating Officer, University of Rochester 1996 -- 2000

COMMITTEES OF THE BOARD OF DIRECTORS

The Directors of Canandaigua National Corporation and the Directors of The Canandaigua National Bank and Trust Company are the same persons.

     The Corporation has an Audit Committee, but does not have standing Compensation or Nominating Committees. These functions are performed by committees of the Board of The Canandaigua National Bank and Trust Company.

     The Audit Committee consists of four Directors who are not employees of The Canandaigua National Bank and Trust Company and who are appointed annually by the Board of Directors. Members of the Committee are:

Caroline C. Shipley	Stephen D. Hamlin
Patricia A. Boland	Thomas S. Richards

     The Audit Committee met five times during 2004 to supervise the internal audit and compliance activities of the Bank. The function of the Committee is to make or cause to be made suitable examinations every year and to insure that the Bank's activities are being conducted in accordance with the law and the banking rules and regulations established by the Comptroller of the Currency, other regulatory and supervisory authorities, and in conformance with established policy. The Committee works directly with the internal auditor to review audit plans, staffing, and the results of individual audits. At least annually, the Committee meets in executive session independently with both the internal and external auditors. In addition, the Audit Committee retains the services of a reputable independent certified public accounting firm. The Committee receives and reviews the reports of the independent certified public accounting firm and presents them to the Board of Directors with comments and recommendations. At least once during each twelve-month period, this Committee makes audits of the Trust Department or causes audits to be made and ascertains whether an adequate review of the assets in each trust has been made.

REPORT OF THE AUDIT COMMITTEE

Following is the report of the Audit Committee with respect to the Corporation's audited financial statements for the fiscal year ended December 31, 2004.

     The purpose of the Audit Committee is to assist the Board in its general oversight of the Corporation's financial reporting, internal controls and audit functions. The Audit Committee Charter describes in greater detail the full responsibilities of the Committee. The Audit Committee is comprised solely of independent directors as defined by applicable SEC rules.

5.

     The Audit Committee has reviewed and discussed the consolidated financial statements with management and KPMG LLP, the Corporation's independent auditors. Management is responsible for the preparation, presentation and integrity of the Corporation's financial statements; accounting and financial reporting principles; establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)); establishing and maintaining internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)); evaluating the effectiveness of disclosure controls and procedures; evaluating the effectiveness of internal control over financial reporting; and evaluating any change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, internal control over financial reporting. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on: (i) management's assessment of the effectiveness of internal control over financial reporting, and (ii) the effectiveness of internal control over financial reporting.

     During the course of fiscal 2004, management completed the documentation, testing and evaluation of the Corporation's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and provided oversight and advice to management during the process. In connection with this oversight, the Committee received periodic updates provided by management and KPMG LLP at each regularly scheduled and special Committee meeting.  At the conclusion of the process, management provided the Committee with, and the Committee reviewed, a report on the effectiveness of the Corporation's internal control over financial reporting. The Committee also reviewed the report of management contained in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, filed with the SEC, as well as KPMG LLP's Report of Independent Registered Public Accounting Firm included in the Corporation's Annual Report on Form 10-K related to its audit of: (i) the consolidated financial statements, (ii) management's assessment of the effectiveness of internal controls over financial reporting and (iii) the effectiveness of internal controls over financial reporting. The Committee continues to oversee the Corporation's efforts related to its internal control over financial reporting and management's preparations for the evaluation in fiscal 2005.

     The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and PCAOB Auditing Standard No. 2, "An Audit of Internal Control Over Financial Reporting Performed in Conjunction with an Audit of Financial Statements." In addition, KPMG LLP has provided the Audit Committee with the written disclosures required by the Independence Standards Board Standard No. 1, as amended, "Independence Discussions with Audit Committees," and the Audit Committee has discussed with KPMG LLP their firm's independence.

     Based on their review of the consolidated financial statements and discussions with and representations from management and KPMG LLP referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for fiscal year 2004, for filing with the Securities and Exchange Commission.

     The Corporation appointed KPMG LLP as auditors for the fiscal years ending December 31, 2004, and December 31, 2003.  The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Corporation's annual financial statements for 2004 and 2003, and fees billed for other services rendered by KPMG LLP:

	2004	2003

Financial Statement Audit:	$197,700	$110,000

All other fees:
Audit related fees (1)	$12,000	$16,000

Other non-audit fees - income tax compliance	$23,725	$29,400

(1)Audit related fees consist of audits of financial statements of employee benefit plans and regulatory compliance audits.

     Audit Committee Financial Expert   The Corporation's Board of Directors does not have a "financial expert" serving on its Audit Committee. It is the opinion of the Board of Directors that the cumulative experience of the directors serving on the Audit Committee is adequate to provide appropriate oversight of the audit functions.

6.

     The Officers' Compensation Committee consists of five Directors who are not employees of The Canandaigua National Bank and Trust Company and who are appointed by the Board of Directors each year. The Chief Executive Officer of the Bank is a non-voting, ex-officio member of the Committee

     The Officers' Compensation Committee met three times during 2004 to perform annual reviews of officers' performance. Based on the Committee's reviews, recommendations on officers' titles and salaries for the upcoming year are made to the Board of Directors for approval.

     Compensation for the executive officers for whom disclosure is required by Item 402 of Regulation S-K is determined by the Officers' Compensation Committee of the Bank's board of directors. The Committee's consideration consists of, but is not limited to, analysis of the following factors: financial performance of the Corporation, including return on equity, return on assets, growth of the Corporation, and management of assets and liabilities. In addition, the Officers' Compensation Committee conducts a comparison study of the Corporation's executive compensation with the executive compensation for comparable positions in similar companies within the Corporation's peer group. The Committee also considers intangible factors such as the scope of responsibility of the executive, leadership within the Corporation, the community, and within the industry, and whether the Corporation, under the executive's leadership, has been able to serve worthwhile public purposes while enhancing shareholder value. All of these factors are considered in the context of the market for the Corporation's products and services, and the complexity and difficulty of managing business risks in the prevailing economic conditions and regulatory environment. The analysis is conducted with respect to each of the Executive Officers including the Chief Executive Officer. The foregoing report on executive compensation for 2004 is provided by the following directors, who constitute the Compensation Committee.

THE OFFICERS' COMPENSATION COMMITTEE

Daniel P. Fuller
Alan J. Stone
James S. Fralick

Richard P. Miller, Jr.
Caroline C. Shipley
George W. Hamlin, IV (ex-officio)

Compensation Committee Interlocks and Insider Participation in compensation decisions.

George W. Hamlin, IV, President and CEO of the Corporation and the Bank served as a non-voting member of the Compensation Committee during 2004.

     The Nominating and Governance Committee consists of five Directors who are not employees of The Canandaigua National Bank and Trust Company and who are appointed by the Board of Directors each year. Members of the Committee are as follows:

Patricia A. Boland	Richard P. Miller, Jr.	Thomas S. Richards
Sue S. Stewart	Caroline C. Shipley	George W. Hamlin, IV

     The Nominating and Governance Committee met two times during 2004 to determine personal and professional qualifications for Board of Director candidates. The Nominating and Governance Committee does not have a charter. The Committee reviews the qualifications of and interviews candidates for Director and makes recommendations to the Board of Directors for approval. In its deliberations, the Nominating and Governance Committee considers the skills represented among the existing Board members and identifies any particular qualifications that might be sought in new Directors for the purpose of augmenting the skills and experience represented on the Board, all in the context of the perceived needs of the Board at that time.

     In addition, the Board will consider recommendations submitted by Shareholders. Any Shareholder wishing to make such a recommendation should submit it to the Secretary of the Corporation. Notice of intention to make any nominations, other than by the Board of Directors, must be made in writing and must be received by the Secretary of the Corporation no less than twenty (20) days prior to any meeting of Shareholders called for the election of Directors. Such notification should contain the following information to the extent known to the notifying Shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; and (d) the number of shares of common stock of the Corporation owned by the notifying Shareholder.

     Shareholders may communicate with the Board of Directors by sending such communications to the attention of Robert G. Sheridan, Secretary, who will forward all such communications to the Board of Directors.

7.

     The Board of Directors of the Corporation held 12 meetings during 2004. No incumbent Director of the Corporation attended fewer than 75% of the aggregate of all the meetings of the Board of Directors and the Committees of which they were members. Directors are encouraged to attend the annual meeting of shareholders. All Directors who were serving at the time of the prior year's annual meeting attended the meeting.

BOARD OF DIRECTORS COMPENSATION

     For the years 2004 and 2003, no compensation was paid to members of the Board of Directors of Canandaigua National Corporation. For the year 2004, the Chairman of the Board of Directors of The Canandaigua National Bank and Trust Company was compensated at the rate of $1,000 per meeting attended and the remaining members, including employee-directors, were paid at the rate of $850 per meeting attended.

EXECUTIVE COMPENSATION SUMMARY COMPENSATION TABLE
	Annual Compensation				Long-Term Compensation
					Awards	Other Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation (Management Group Life Insurance) ($)	Securities Underlying Options/SARs (#) / (#)	Defined Contribution Plan ($)	All other Compensation[1] ($)
George W. Hamlin, IV President	2004 2003 2002	280,736 273,889 267,208	106,139 88,101 77,888	9,855 9,855 9,855	1,261 / 233.0 1,770.00 / 0 1,728.00 / 0	28,449 29,705 25,177	17,627.72 15,478.36 20,857.28
Robert G. Sheridan Secretary	2004 2003 2002	151,721 148,020 124,898	56,203 36,881 32,513	3,447 3,447 3,447	758 / 139.8 1,062.00 / 0 1,035.00 / 0	22,413 18,727 18,222	4,454.84 3,262.64 3,385.71
Gregory S. MacKay Treasurer	2004 2003 2002	122,404 117,354 113,432	16,830 12,228 9,058	4,156 4,156 4,156	0.00 / 0 0.00 / 0 0.00 / 0	17,349 17,024 16,332	1,307.00 1,236.00 1,257.00
James C. Minges[2] Sr. Vice President	2004 2003 2002	129,698 126,534 113,691	42,101 28,778 31,440	4,596 4,596 4,596	758 / 139.8 1,062.00 / 0 1,035.00 / 0	19,032 16,926 16,439	4,116.72 3,124.80 3,242.96
Richard H. Hawks[2] Sr. Vice President	2004 2003 2002	119,798 116,876 114,025	27,908 29,547 23,888	2,961 2,961 2,961	758 / 139.8 1,062.00 /0 1,035.00 / 0	17,763 17,112 16,643	5,152.92 3,048.24 3,164.11
Joseph L. Dugan[2] Sr. Vice President	2004 2003 2002	133,949 130,682 112,860	47,643 26,947 33,500	1,812 1,812 1,812	758 / 139.8 1,062.00 / 0 1,035.00 / 0	19,295 16,620 16,088	2,091.76 1,636.68 1,505.91

1   Includes the Bank's contributions under the Employee Stock Ownership Plan (ESOP) maintained by the Bank for all of its employees, and the Supplemental Executive Compensation Plans (SERP). SERP I is an unfunded, non-qualified, deferred compensation agreement covering the Chief Executive Officer of The Canandaigua National Bank and Trust Company. SERP II is an unfunded non-qualified deferred compensation agreement covering certain executive officers of The Canandaigua National Bank and Trust Company.

2 Officer of subsidiary, The Canandaigua National Bank and Trust Company, only.
	ESOP	SERP I	SERP II
George W. Hamlin , IV	$2,228.00	$9,088.32	$6,311.40
Robert G. Sheridan	$1,649.00	$ 0.00	$2,805.84
Gregory S. MacKay	$1,307.00	$ 0.00	$ 0.00
James C. Minges	$1,410.00	$ 0.00	$2,706.72
Richard H. Hawks	$1,302.00	$ 0.00	$3,850.92
Joseph L. Dugan	$1,456.00	$ 0.00	$ 635.76

8.

STOCK APPRECIATION RIGHTS (SAR)
PHANTOM STOCK AWARDS (PSA)

     During 2004, the Corporation granted SAR and PSA pursuant to the Corporation's 1989 Incentive Stock Plan. The Table below shows the relevant information pertaining to the grant of SAR and PSA during 2004 to the named executive officers.

Name	Year	Securities Underlying Number of SAR/PSA	% of Total SAR/PSA Granted in Fiscal Year	Exercise Price $ SAR only	Expiration Date (1) SAR and PSA	Aggregate Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for the SAR and PSA Term ($) (1) 5% 10%
George W. Hamlin, IV President	2004	116.5 / 116.5	19%	111.94	2006	62,444	69,804
Robert G. Sheridan Secretary	2004	69.9 / 69.9	12%	111.94	2013	55,904	89,040
Gregory S. MacKay Treasurer	2004	None/None	N/A	N/A	N/A	N/A	N/A
James C. Minges Sr. Vice Pres.	2004	69.9 / 69.9	12%	111.94	2006	37,466	44,882
Richard H. Hawks Sr. Vice President	2004	69.9 / 69.9	12%	111.94	2016	65,950	121,103
Joseph L. Dugan Sr. Vice Pres.	2004	69.9 / 69.9	12%	111.94	2027	118,354	360,020
(1) Since the stock options have no stated expiration date, the expiration date for these calculations is the year of the grantee's 65th birthday-considered normal retirement age.

     The following table sets forth the aggregated SAR and PSA values at January 31, 2005, for the named executive officers. The value of the SAR and PSA reflected in the table are based on the per-SAR and per-PSA value of $361.01 minus the related exercise price, except for pre-1998 SAR and PSA, which are valued at $121 minus the related exercise price. The per-SAR and per-PSA values for pre-1998 SAR and PSA were frozen at $121 by the Board of Directors effective January 1, 1999.

Name	Total number of unexercised SAR and PSA at January 31, 2005		Total Value of Unexercised in-the-money SAR and PSA at January 31, 2005
	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
George W. Hamlin, IV	116.5	116.5	42,058	29,017
Robert G. Sheridan	69.9	69.9	25,235	17,410
Gregory S. MacKay	None	None	N/A	N/A
James C. Minges	69.9	69.9	25,235	17,410
Richard H. Hawks	None	1,501.9	N/A	207,461
Joseph L. Dugan	None	139.8	N/A	42,645
During 2004, the named executive officers exercised Stock Appreciation Rights and Phantom Stock Awards as follows:
Name	Stock Appreciation Rights		Phantom Stock Awards
	# Exercised	Value Realized ($)	# Exercised	Value Realized ($)
George W. Hamlin, IV	None	N/A	None	N/A
Robert G. Sheridan	None	N/A	1,362.12	164,816
Gregory S. MacKay	None	N/A	1,362.12	164,816
James C. Minges	None	N/A	None	N/A
Richard H. Hawks	None	N/A	None	N/A
Joseph L. Dugan	None	N/A	None	N/A
9.

STOCK OPTIONS

     During 2004, the Corporation granted options pursuant to the Corporation's 1998 Stock Option Plan. The Table below shows the relevant information pertaining to the grant of options during 2004 to named executive officers.

Name	Year	Securities Underlying Number of Options	% of Total Options Granted in Fiscal Year	Exercise Price $/share	Expiration Date (1)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for the Option Term ($) (1) 5% 10%
George W. Hamlin, IV President	2004	1,261	19%	293.85	2006	37,981	77,814
Robert G. Sheridan Secretary	2004	758	12%	293.85	2013	122,802	302,467
Gregory S. MacKay Treasurer	2004	None	N/A	N/A	N/A	N/A	N/A
James C. Minges Sr. Vice Pres.	2004	758	12%	293.85	2006	22,831	46,775
Richard H. Hawks Sr. Vice Pres.	2004	758	12%	293.85	2016	177,268	476,310
Joseph L. Dugan Sr. Vice Pres.	2004	758	12%	293.85	2027	461,408	1,771,728
(1) Since the stock options have no stated expiration date, the expiration date for these calculations is the year of the grantee's 65th birthday-considered normal retirement age.

     The following table sets forth the aggregated option exercised during 2004 and the aggregated option values at January 31, 2005, for the named executive officers using an estimated market price of $361.01, the latest average market value in 2004 in a public auction.

Name	Shares Acquired on exercise	Value Realized	Total number of securities underlying unexercised options at January 31, 2005		Total Value of unexercised in-the-money options at January 31, 2005
	(#)	($)	Exercisable (#)	Unexercisable (#)	Exercisable ($)	Unexercisable ($)
George W. Hamlin, IV	None	N/A	8,831	2,619	1,840,735	459,171
Robert G. Sheridan	1,038	286,519	4,261	1,574	854,368	275,960
Gregory S. MacKay	None	N/A	3,093	432	708,468	91,037
James C. Minges	995	262,760	3,655	1,574	708,517	275,960
Richard H. Hawks	None	N/A	1,863	5,009	441,929	938,389
Joseph L. Dugan	None	N/A	None	2,855	N/A	462,248

10.

PERFORMANCE GRAPH

     The performance graph shown below is required to be set forth in the Proxy Statement by Item 402 (1) of Regulation S-K. The theory incorporated into this requirement is that all corporations have organized orderly markets in which to exchange their securities. The graph is provided so that Shareholders and prospective Shareholders can compare market results with peer companies or with indexes of companies in similar businesses or having similar capitalization, e.g., those companies which are listed on the NASDAQ or NYSE.

     THE CORPORATION'S COMMON STOCK IS NOT LISTED WITH A NATIONAL SECURITIES EXCHANGE, NOR IS IT TRADED IN THE OVER-THE-COUNTER MARKET. THE CORPORATION'S COMMON STOCK IS NOT ACTIVELY TRADED; LESS THAN 1.5% OF THE CORPORATION'S OUTSTANDING SHARES HAVE BEEN BOUGHT AND SOLD IN ANY YEAR REPRESENTED IN THE GRAPH. DUE TO THE EXTREMELY LIMITED NUMBER OF TRANSACTIONS, THE AVERAGE SALE PRICE OF THE CORPORATION'S COMMON STOCK USED IN THE GRAPH MAY NOT BE INDICATIVE OF THE ACTUAL MARKET VALUE OF THE CORPORATION'S COMMON STOCK. THE GRAPH SET FORTH BELOW DEPICTS THE AVERAGE SALE PRICE OF THE CORPORATION'S COMMON STOCK BASED ONLY UPON TRANSACTIONS FOR WHICH THE CORPORATION HAS PRICE INFORMATION. THERE ARE PURCHASES AND SALES OF THE CORPORATION'S COMMON STOCK FOR WHICH THE CORPORATION HAS NO PRICE INFORMATION; THEREFORE, THE ACTUAL AVERAGE SALE PRICE OF ALL SHARES BOUGHT AND SOLD IN ANY QUARTER MAY BE DIFFERENT THAN SET FORTH IN THE GRAPH.

Canandaigua National Corporation

Total Return Performance

Canandaigua National Corporation
SNL $500M-$1B Bank Index
SNL Mid-Atlantic Bank Index
Index Value
400
350
300
250
200
150
100
50
0
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004

	Period Ending

Index	12/31/1999	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004

Canandaigua National Corporation	100.00	105.86	114.02	127.57	223.53	278.99
SNL $500M-$1B Bank Index	100.00	95.72	124.18	158.54	228.61	259.07
SNL Mid-Atlantic Bank Index	100.00	122.55	115.49	88.82	126.29	133.75

11.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors selected KPMG LLP as independent certified public accountants of Canandaigua National Corporation for the year ended December 31, 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions. They will be given the opportunity to make a statement if they so desire.

SHAREHOLDER PROPOSALS

     To be considered for inclusion in the Corporation's Proxy Statement and form of Proxy relating to the 2005 Annual Meeting of Shareholders, which is anticipated to be held on March 8, 2006, a Shareholder proposal must be received by the Secretary at the address set forth on the first page of this Proxy Statement not later than October 26, 2005. Shareholders intending to submit proposals to be included in the Corporation's Proxy Statement must comply with the provisions of 17 CFR 240.14a-8. Proposals so presented may be excluded from the proxy solicitation materials if they fail to meet the criteria established under the Exchange Act.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the 2005 Annual Meeting of Shareholders. However, if other matters should come before the meeting, it is the intention of each person named in the Proxy to vote it in accordance with his or her judgment on such matters.

     To the extent permitted under the rules of the Securities and Exchange Commission, the information presented in this Proxy Statement under the captions "Report of the Audit Committee" "Report of the Officers' Compensation Committee," and "Performance Graph" shall not be deemed to be "soliciting material," shall not be deemed filed with the Commission, and shall not be incorporated by reference in any filing by the Corporation under the Securities Act of 1933, or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

By Order of the Board of Directors

/s/ Robert G. Sheridan
Robert G. Sheridan
Secretary
March 9, 2005

12.

CANANDAIGUA NATIONAL CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
MARCH 9, 2005

BALLOT

The undersigned certifies that he or she is entitled to vote on all matters that properly come before the meeting.

Proposal No. 1: To elect four Class 2 Directors to hold office for three years:

NOMINEES:	FOR	AGAINST	ABSTAIN

Stephen D. Hamlin	☐	☐	☐
James F. Fralick	☐	☐	☐
Daniel P. Fuller	☐	☐	☐
Thomas S. Richards	☐	☐	☐

Number of Shares:

Signature	Signature, if held jointly

(Please Print Name)	(Please Print Name)

When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners should sign.

Does this ballot supersede your previous vote by proxy?

YES	☐	NO	☐